UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 9, 2014

NIC Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26621 (Commission File Number)	52-2077581 (I.R.S. Employer Identification No.)

25501 West Valley Parkway, Suite 300
Olathe, Kansas 66061
(Address of principal executive office)(Zip Code)

(877) 234-3468
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

              (e)             On October 9, 2014, the Compensation Committee (the “Committee”) of the Board of Directors of NIC Inc. (“NIC” or the “Company”) approved certain amendments to the NIC Inc. Management Annual Incentive Plan for Senior Executives (the “MAIPSE”); the NIC Profit Sharing and Incentive Program, Senior Vice President of Business Development (the “Program,” collectively with the MAIPSE, the “Incentive Plans”); the Form of Restricted Stock Agreement for NIC Inc. 2014 Amended and Restated Stock Compensation Plan; the Form of Performance-Based Restricted Stock Agreement for NIC Inc. 2014 Amended and Restated Stock Compensation Plan; and the Form of Stock Option Agreement for NIC Inc. 2014 Amended and Restated Stock Compensation Plan.  The Incentive Plans were revised to require  that executives be employed by the Company only through the end of the applicable performance period  in order to be eligible for  an annual cash incentive bonus.  The forms of award agreement were revised to reflect the terms of the 2014 Amended and Restated Stock Compensation Plan, which amended and restated  the 2006 Amended and Restated Stock Option and Incentive Plan,  and was approved by the Company’s stockholders at the Company’s 2014 annual meeting of stockholders and previously filed as Exhibit 10.1 to the Current Report on Form 8-K dated May 6, 2014. In addition, updates to the award agreements were made to conform to the controlling terms of the  executive officers' employment agreements filed as Exhibits 10.3 to 10.7 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2012.

              The foregoing description of the amendments to the MAIPSE, the Program, the Form of Restricted Stock Agreement, the Form of Performance-Based Restricted Stock Agreement, and the Form of Stock Option Agreement, is a summary of, and does not purport to be a complete description of such plans and agreements, copies of which are filed as exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.                           Description

10.1	NIC Inc. Management Annual Incentive Plan for Senior Executives, as amended October 9, 2014

10.2	NIC Profit Sharing and Incentive Program, Senior Vice President of Business Development, as amended October 9, 2014

10.3	Form of Restricted Stock Agreement for NIC Inc. 2014 Amended and Restated Stock Compensation Plan

10.4	Form of Performance-Based Restricted Stock Agreement for NIC Inc. 2014 Amended and Restated Stock Compensation Plan

10.5	Form of Stock Option Agreement for NIC Inc. 2014 Amended and Restated Stock Compensation Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NIC INC.

By:	/s/ Stephen M. Kovzan
Stephen M. Kovzan
Chief Financial Officer

Date:  October 13, 2014

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INDEX TO EXHIBITS

Exhibit Number                     Description

10.1	NIC Inc. Management Annual Incentive Plan for Senior Executives, as amended October 9, 2014

10.2	NIC Profit Sharing and Incentive Program, Senior Vice President of Business Development, as amended October 9, 2014

10.3	Form of Restricted Stock Agreement for NIC Inc. 2014 Amended and Restated Stock Compensation Plan

10.4	Form of Performance-Based Restricted Stock Agreement for NIC Inc. 2014 Amended and Restated Stock Compensation Plan

10.5	Form of Stock Option Agreement for NIC Inc. 2014 Amended and Restated Stock Compensation Plan

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